Long-Term Loans	6 Months Ended
Apr. 30, 2025
Long-term loans [Abstract]
Long-term loans
14.	Long-term loans

	April 30, 2025	October 31, 2024
Loans from third parties	$334,685	$662,160
Loan from bank	1,505,957	1,396,491
Total	$1,840,642	$2,058,651

The Company entered into several loan agreements with third parties without any fixed term or interest to support daily operation of the Company.

In December 2023, the Company entered into one long-term loan agreement with Zhejiang Yiwu Rural Commercial Bank with a loan period of 36 months. The loan of RMB9,950,000 (approximately $1,382 thousands) bears a fixed interest rate of 3.6% per annum and will mature in December 2026.

In October 2024, the Company entered into one long-term loan agreement with China Construction Bank with a loan period of 36 months. The loan of RMB895,000 (approximately $123 thousands) bears a fixed interest rate of 3.9% per annum and will mature in December 2027.